Exhibit 99.1

USA RARE EARTH, A DOMESTIC RARE EARTH MINING & MAGNET COMPANY, TO
BECOME A PUBLICLY TRADED COMPANY VIA BUSINESS COMBINATION
WITH INFLECTION POINT ACQUISITION CORP. II

●	USA Rare Earth, LLC (“USARE” or the “Company”) is building a vertically integrated US rare earth magnet supply chain, positioning itself as an early mover and a significant ex-China producer of the future.

●	The Company is targeting a large and growing total addressable market (TAM) estimated to be $41.1 billion by 2035, driven by growing demand for rare earth magnets across core commercial and defense industries.

●	USARE controls mining rights to a world-class heavy rare earth deposit in West Texas; when mining begins, the deposit will play a key role in supplying and scaling the Company’s magnet production facility being developed in Stillwater, Oklahoma.

●	Scalable, vertically integrated roadmap with plans for combined annualized magnet production capacity of 1,200 tpa by 2025, expanding to ~4,800 tpa by 2028.

●	The proposed transaction values USARE at a pro-forma enterprise value of $870 million.

●	Transaction includes an initial ~$35 million PIPE investment, of which $25 million will fund in connection with the signing of the Business Combination Agreement.

NEW YORK – August 22, 2024 – USA Rare Earth, LLC, a company building out a vertically integrated, domestic rare earth element (“REE”) magnet production supply chain that would include REE, critical minerals and lithium mining and processing, and Inflection Point Acquisition Corp. II (Nasdaq: IPXX) (“IPXX”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement” and the transactions contemplated by that agreement, the “Proposed Business Combination”), which will result in USARE becoming a publicly traded company.

USARE is developing a vertically integrated US REE magnet supply chain, with an early-mover advantage to become a significant ex-China producer. Founded in 2019, the Company has permanent magnet production equipment on site at its Stillwater, Oklahoma location. Phase 1 of the magnet facility is expected to be operational at the end of 2025 and will have a production capacity of up to 1,200 tpa, initially supplied by third party feedstock.

The Company has plans to expand production capacity by an additional three phases for total production capacity of approximately 4,800 tpa by 2028. USARE intends to supply and scale the future of the Company’s magnet production from its control of the mining rights to the Round Top Mountain deposit in West Texas (“Round Top”) through its subsidiary.

Round Top is an above-ground mineral deposit containing at least 15 of the 17 rare earth elements, plus lithium and other industrial minerals. The Company has successfully piloted proprietary rare earth separation technology, and, once mining at Round Top begins, plans to deploy that technology as part of a closed-loop process for the separation of rare earth minerals.

With an early mover advantage and diversified mix of target customers, USARE has a unique opportunity to become a leading domestic supplier of REE magnets and heavy REEs required for electric vehicles, green energy, and defense industries, as well as a strategic national asset for critical US industries to advance domestic growth and supply sustainability.

Tready Smith, USARE’s Board Chair, commented: “Today’s business combination agreement represents a significant step in the growth of USARE. It enables us to capitalize on our unique opportunity to become the leading domestic supplier of rare earth materials for critical US industries. Our team has a proven track record in both mining and magnet manufacturing, which we believe positions us exceptionally well to further build the team, bring our magnet production facility online and begin extraction from the Round Top deposit. This will allow us to take advantage of the significant domestic demand for high performance, rare earth magnets that currently exists.

The combination with IPXX provides us with a partner that shares our vision for the future and secures our ability to continue executing our business plan. We are enthusiastic about the prefunding of our PIPE investment and believe this investment allows us to drive the development of our permanent magnet facility toward production. We are excited to collaborate with the IPXX team and believe we are well-positioned to unlock new opportunities and significant value for our shareholders.”

Michael Blitzer, CEO of IPXX, added: “We are pleased to announce our business combination with USA Rare Earth. USARE’s strategic vision, experienced team and integrated supply chain are approaching scale at an inflection point for the critically important domestic industry. We believe that by becoming the first large scale integrated magnet producer in North America, the Company is poised to be a strategic national asset that mines rare earth material for integrated magnet production serving the technological, industrial, and defense end markets.”

Proposed Business Combination Overview

The Proposed Business Combination implies a pro forma combined enterprise value of $870 million, excluding additional earnout consideration. This assumes an $800 million pre-money valuation of USARE, 100% rollover of USARE equity and excludes any amounts in the IPXX trust account.

Existing USARE investors and investors affiliated with IPXX have agreed to a prefunded PIPE investment of ~$25 million upon the signing of the Business Combination Agreement, and we are seeking to upsize this PIPE with additional funding in connection to closing, with $9 million already committed.

USARE expects to use the net proceeds from the Proposed Business Combination for general corporate purposes, including progressing the development of its Stillwater magnet facility.

Under the terms of the Business Combination Agreement, USARE’s existing equityholders will convert 100% of their equity ownership stakes into the combined company and are expected to own approximately 84% (excluding the affiliates of IPXX) of the post-combination company upon consummation of the Proposed Business Combination, excluding any IPXX investors who do not choose to redeem their shares.

The Proposed Business Combination is expected to be completed in early 2025, subject to customary closing conditions, including regulatory and stock approvals. The combined public company is expected to be named “USA Rare Earth, Inc.” and to list its common stock and warrants to purchase common stock on Nasdaq, subject to satisfaction of Nasdaq’s listing requirements. The Proposed Business Combination has been unanimously approved by the managers of USARE and the board of directors of IPXX.

Additional information about the Proposed Business Combination, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by IPXX with the US Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is the exclusive financial advisor, lead capital markets advisor and private placement agent to USARE. White & Case LLP is serving as legal counsel to IPXX, and King & Spalding LLP is serving as legal counsel to USARE. Gateway Group is serving as investor relations and media relations advisor for the transaction.

About USA Rare Earth, LLC

USA Rare Earth, LLC (“USARE”) is a company building a vertically integrated, domestic rare earth element magnet production supply chain. USARE is building out a magnet production facility in Stillwater, Oklahoma and controls mining rights to the Round Top heavy rare earth and critical minerals deposit in West Texas. USARE is poised to become a leading domestic supplier of rare earth magnets and heavy rare earth elements needed in the electric vehicle, green energy, consumer electronics, and defense industries, as well as for chipsets, semiconductors, and 5G.

For more information about USA Rare Earth, LLC, visit usare.com.

About Inflection Point Acquisition Corp. II

Inflection Point Acquisition Corp. II (“Inflection Point”) is a special purpose acquisition company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Inflection Point aims to identify, partner with and help grow North American and European businesses in disruptive growth sectors, which complements the expertise of its management team.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, future business and operations, and projections regarding future mining capabilities, operations, reserves, manufacturing capacity and plant performance; projections of market opportunity and market share; estimates and projections of adjacent industry sector opportunities; USARE’s commercialization costs and timeline; USARE’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; any estimates with respect to the rare earth and critical element and mineral deposits in the Round Top deposit; IPXX’s and USARE’s expectations with respect to future performance of USARE’s (and, after the Proposed Business Combination, the combined company’s) business; the expected funding of the PIPE investment and pre-funded investment, to the extent they remain unfunded; anticipated financial impacts of the Proposed Business Combination; IPXX’s ability to obtain an extension of its deadline to complete an initial business combination; the satisfaction of the closing conditions to the Proposed Business Combination; and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or, or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by IPXX, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IPXX and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements and any negotiations with respect to the Proposed Business Combination; (3) the outcome of any legal proceedings that may be instituted against IPXX, USARE, the combined company, or others; (4) the inability to complete the Proposed Business Combination due to the failure to obtain approval of the stockholders of IPXX to extend the deadline for IPXX to complete an initial business combination, for the Proposed Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; (7) the risk that the Proposed Business Combination disrupts current plans and operations of IPXX or USARE as a result of the announcement and consummation of the Proposed Business Combination; (8) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral resource estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Proposed Business Combination; (10) the possibility that USARE or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in Appendix A of the Investor Presentation filed by IPXX with the SEC, the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in IPXX’s final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent IPXX filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Registration Statement (as defined below) relating to the Proposed Business Combination expected to be filed by IPXX, and periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

The recipient of this press release should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Registration Statement discussed below and other documents filed by IPXX from time to time with the SEC. If any of these risks materialize or USARE’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither IPXX nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect IPXX and USARE’s expectations, plans, or forecasts of future events and views as of the date of this press release. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this press release. IPXX, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing IPXX’s, USARE’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this press release, and therefore undue reliance should not be placed upon the forward-looking statements. This press release contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Proposed Business Combination.

Participants in the Solicitation

IPXX and its directors and executive officers may be deemed participants in the solicitation of proxies from IPXX’s stockholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in IPXX is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” of IPXX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 2, 2024, and which is available free of charge at the SEC’s website at www.sec.gov and at the following URL: sec.gov/Archives/edgar/data/1970622/000121390024029041/ea0202401-10k_infle2.htm. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

USARE’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of IPXX in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination will be included in the Registration Statement when available.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Business Combination, or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of IPXX, USARE, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Proposed Business Combination or the accuracy or adequacy of this presentation.

Additional Information and Where to Find It

The Proposed Business Combination will be submitted to the shareholders of IPXX for their consideration. IPXX intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to IPXX’s shareholders in connection with IPXX’s solicitation for proxies for the vote by IPXX’s shareholders in connection with the Proposed Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to IPXX’s securityholders and USARE’s equityholders in connection with the completion of the Proposed Business Combination. After the Registration Statement is declared effective, IPXX will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Proposed Business Combination. IPXX’s shareholders and other interested persons are advised to read, once available, the Registration Statement, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Proposed Business Combination, in connection with IPXX’s solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Proposed Business Combination, as well as other documents filed with the SEC in connection with the Proposed Business Combination, as these documents will contain important information about IPXX, USARE, and the Proposed Business Combination. Securityholders of IPXX and equityholders of USARE may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by IPXX with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to IPXX at Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017 New York, New York 10016.

The contents of IPXX’s and USARE’s website are not incorporarted into this press release.

Investor Relations Contact:

Gateway Group

Cody Slach, Georg Venturatos

949-574-3860

USARE@Gateway-grp.com

Media Relations Contact:

Gateway Group

Zach Kadletz

949-574-3860

USARE@Gateway-grp.com